EXHIBIT 10.1

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH ASTERISKS (***).

Contract #8840

AMENDMENT TO
GAS GATHERING AGREEMENT

This AMENDMENT (“Amendment”) to the GAS GATHERING AGREEMENT between KERR-MCGEE GATHERING LLC (“Gatherer”) and KERR-MCGEE OIL AND GAS ONSHORE LP (“Shipper”) effective July 1, 2010 (“Agreement”) is dated to be effective August 1, 2017 (“Amendment Effective Date”). Gatherer and Shipper may be referred to individually as “Party”, or collectively as “Parties”.

For additional valuable consideration received and acknowledged, and in consideration of the provisions herein, the Parties agree as follows:

1.	Section 3. Service Level and Rates Paragraph C. is amended by deleting the following sentence after the first sentence:

“In addition, Shipper shall pay Gatherer a processing fee of $*** per MMBtu for Gas delivered to the Platte Valley Plant Delivery Point.”

2.	Section 1. Term is deleted in its entirety and replaced with the following:

This Agreement commences on July 1, 2010 and shall be coterminous with the termination date of the last effective SRC Service Level pursuant to the Gas Processing Agreement between Shipper, Gatherer, and WGR Asset Holding Company LLC dated August 1, 2017 (“K21084”). Upon expiration of the Primary Term this Agreement shall remain in effect for a period of one year, continuing thereafter on a year-to-year basis.

3.	Exhibit C to the Agreement is hereby amended to add the following Receipt Points:

METER	METER NAME	OPERATOR NAME

***	***	Kerr-McGee Oil & Gas Onshore LP

***	***	Kerr-McGee Oil & Gas Onshore LP

***	***	Kerr-McGee Oil & Gas Onshore LP

4.Except as modified herein, the terms, conditions and provisions of the Agreement remain in full force and effect as originally written or previously amended.

5.The Parties may execute and deliver this Amendment in any number of counterparts, including facsimile and *.pdf format counterparts, each of which is deemed and original, but all of which constitute the same instrument.

The Parties have executed this AMENDMENT TO GAS GATHERING AGREEMENT to be effective on the Amendment Effective Date.

GATHERER:		SHIPPER:
KERR-MCGEE GATHERING LLC		KERR-MCGEE OIL AND GAS ONSHORE LP

By:	/s/ Craig W. Collins	By:	/s/ Craig Walters
Name:	Craig W. Collins	Name:	Craig Walters
Title:	SVP and Chief Operating Officer	Title:	VP, Rockies Operations

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